                                                                    EXHIBIT 10.9
                                                                    ------------


                               AMENDMENTS TO THE
                              SUNTRUST BANKS, INC.
                     SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN
               AS AMENDED AND RESTATED EFFECTIVE AUGUST 13, 1996
--------------------------------------------------------------------------------

     WHEREAS, SunTrust Banks, Inc. ("SunTrust") maintains the SunTrust Banks, Inc. Supplemental Executive Retirement Plan (the "SERP") to provide post-retirement benefits for certain key executives of SunTrust and its Affiliates; and


     WHEREAS, (S) 11 of the SERP authorizes the Compensation Committee of SunTrust's Board of Directors (the "Committee") to amend the SERP from time to time and to delegate the exercise of such amendment authority to such other person or persons as the Committee deems appropriate; and

     WHEREAS, on February 10, 1998, the Committee approved certain changes to the SERP and authorized and directed the staff of SunTrust to prepare and execute plan amendments reflecting such changes;

     NOW, THEREFORE, IN WITNESS HEREOF, as authorized by the Committee, the Human Resources Director of SunTrust hereby adopts the amendments attached hereto as Exhibit I, effective as of February 10, 1998 unless other provided.


SUNTRUST BANKS, INC.



By:  /s/ Mary T. Steele
     --------------------------
     Mary T. Steele
     Human Resources Director
     SunTrust Banks, Inc.


Attest:  /s/ Margaret U. Hodgson
         -----------------------
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                                                                       Exhibit I
                                                                       ---------


                               AMENDMENTS TO THE
                              SUNTRUST BANKS, INC.
                     SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN
               AS AMENDED AND RESTATED EFFECTIVE AUGUST 13, 1996
--------------------------------------------------------------------------------

The SunTrust Banks, Inc. Supplemental Executive Retirement Plan, as amended and restated effective as of August 13, 1996 (the "SunTrust SERP"), is further amended as follows, effective as of February 10, 1998, unless otherwise noted:

1. The definition of "Vested Date" in (S) 2.20 is revised by adding the following sentence to the end of that section:

          Notwithstanding the provisions of paragraph (b) above, in the case of SERP Benefits for L. Phillip Humann, John W. Spiegel, Theodore J. Hoepner and John Clay, Jr., Vested Date shall mean February 10, 2000, provided there is no transaction which results in a Change In Control (as defined in (S) 13.2(b)) between February 10, 1998 and February 10, 2000.

2.  The following paragraph (3) is added to the end of (S) 4.1(b):

               (3) Special Early Retirement Reduction.   This paragraph shall
          apply only to a Participant who is specifically designated by the Committee as eligible under this paragraph 4.1(b)(3) (a "Designated Participant"), including the following Participants who were so designated on February 10, 1998: L. Phillip Humann, John W. Spiegel, Theodore J. Hoepner and John Clay, Jr. For purposes of determining the SERP Benefit payable to such a Designated Participant who elects early retirement after his or her Vested Date and prior to attaining age 60, the product of 60% and his or her SERP Average Compensation will be reduced by a fraction, the numerator of which is such Participant's SERP Service as of his or her early retirement date and the denominator of which is the SERP Service such Participant would have completed if he or she had continued in employment until such Participant's Retirement Date, and then further reduced by a factor of 5/12% for each month by which such Participant's early retirement date precedes the date he or she would attain age 60.

3.  The following subparagraph (iii) is added to the end of (S) 4.3(c)(2):

               (iii) This subparagraph shall apply only to a Participant who is designated by the Committee as eligible under this subparagraph 4.3(c)(2)(iii) (a "Designated Participant"), including the following Participants who were so designated on February 10, 1998: L. Phillip Humann, John W. Spiegel, Theodore J. Hoepner and John Clay, Jr. If the Annuity Starting Date is before the date such Participant would have reached age 60, then the reduction in paragraph (ii) is not used and the amount determined in Step One as reduced in Step Two(i) above will be reduced further by a factor of 5/12% for each month by which such Participant's date of death precedes the date he or she would have attained age 60.